March 3, 1997

                                  MIDWEST TRUST

                Supplement to Prospectuses Dated February 1, 1997

The  following   should  be  read  in  conjunction  with  the  section  entitled
"Management of the Fund(s)":

         On February 28, 1997 Leshner Financial, Inc. became a wholly-owned subsidiary of Countrywide Credit Industries, Inc. ("Countrywide"), as a result of the acquisition by Countrywide of all of the outstanding stock of Leshner Financial, Inc. in exchange for newly issued common stock of Countrywide (the "Acquisition"). Midwest Group Financial Services, Inc. (the "Adviser"), which provides investment advisory and distribution services to the Trust, and MGF Service Corp. (the "Transfer Agent"), which provides transfer agency, accounting and administrative services for the Trust, are wholly-owned subsidiaries of Leshner Financial, Inc. As a result of the Acquisition, the Adviser and the Transfer Agent are each an indirect wholly-owned subsidiary of Countrywide. Countrywide is a New York Stock Exchange listed company principally engaged in the business of residential mortgage lending.

         On February 28, 1997, a Special Meeting of Shareholders of the Trust was held in order for shareholders to vote on certain matters relating to the Acquisition. Shareholders of each Fund voted to approve a new investment advisory agreement with the Adviser containing substantially identical terms and conditions, in all material respects, as the advisory agreements in effect prior to the Acquisition. Shareholders of the Global Bond Fund voted to approve a new subadvisory agreement with Rogge Global Partners plc containing substantially identical terms, in all material respects, as the subadvisory agreement in effect prior to the Acquisition. Shareholders also elected the following individuals to serve on the Board of Trustees of the Trust: Donald L. Bogdon, M.D., John R. Delfino, H. Jerome Lerner, Robert H. Leshner, Angelo R. Mozilo, Oscar P. Robertson, John F. Seymour, Jr. and Sebastiano Sterpa.

         Immediately following the Acquisition, the Trust's name was changed to Countrywide Investment Trust. Leshner Financial, Inc.'s name was changed to
Countrywide Financial Services, Inc., the Adviser's name was changed to Countrywide Investments, Inc., and the Transfer Agent's name was changed to Countrywide Fund Services, Inc.

         The investment objectives and policies of the Funds and the persons providing investment management services to the Funds have not been affected by the Acquisition, except that Hanover Capital Advisors Inc. no longer provides subadvisory services to the Adjustable Rate U.S. Government Securities Fund.



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The  following  replaces  the final  paragraph in the section  entitled  "How to
Purchase Shares -- Purchases at Net Asset
Value":

         Trustees, directors, officers and employees of the Trust or of the Adviser, MGF Service Corp. or any affiliated company, including members of the immediate family of such individuals and employee benefit plans established by such entities, may also purchase Class A shares of the Intermediate Term Government Income Fund, the Adjustable Rate U.S. Government Securities Fund and the Global Bond Fund at net asset value.










































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